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                                                                 EXHIBIT 23.00

                          INDEPENDENT AUDITORS' CONSENT

            We consent to the incorporation by reference in this Registration Statement No. 33-97914 of Red Roof Inns, Inc. on Form S-8 of our report dated February 10, 1997 appearing in this Annual Report on Form 10-K of Red Roof Inns, Inc. for the year ended December 28, 1996.

DELOITTE & TOUCHE, LLP
Columbus, Ohio
March 25, 1997






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